Filed pursuant to Rule 497(e)
Registration No. 333-164270

Prospectus Supplement dated April 2, 2010
(To Prospectus Supplement dated March 17, 2010 and Prospectus dated March 4, 2010)

Prospect Capital Corporation

The purpose of this supplement is to provide you with a revised Plan of Distribution section to Prospect Capital Corporation’s (the “Company”) prospectus supplement dated March 17, 2010. The Plan of Distribution section below replaces in its entirety the Plan of Distribution section included in the Company’s March 17, 2010 prospectus supplement, and in doing so eliminates certain extraneous disclosure.

PLAN OF DISTRIBUTION

Upon written instructions from the Company, BB&T Capital Markets, a division of Scott & Stringfellow, LLC, and Knight Capital Markets LLC, as applicable, will each use its commercially reasonable efforts consistent with its sales and trading practices to solicit offers to purchase the common stock under the terms and subject to the conditions set forth in each Sales Manager’s equity distribution agreement. We will instruct each Sales Manager as to the amount of common stock to be sold by such Sales Manager; provided, however, that, subject to the terms of the equity distribution agreements, any sales of common stock pursuant to the equity distribution agreements will only be effected by or through only one of BB&T Capital Markets, a division of Scott & Stringfellow, LLC, and Knight Capital Markets LLC on any single given day, but in no event by both. We may instruct the Sales Managers not to sell common stock if the sales cannot be effected at or above the price designated by the Company in any instruction. We or the Sales Managers may suspend the offering of shares of common stock upon proper notice and subject to other conditions.

Each Sales Manager will provide written confirmation of a sale to us no later than the opening of the trading day on the NASDAQ Global Select Market following each trading day in which shares of our common stock are sold under the applicable equity distribution agreement. Each confirmation will include the number of shares of common stock sold on the preceding day, the net proceeds to us and the compensation payable by us to the applicable Sales Manager in connection with the sales.

Each Sales Manager will receive from us a commission equal to 2.0% of the gross sales price of all shares of common stock sold through it as Sales Manager under the applicable equity distribution agreement. We estimate that the total expenses for the offering, excluding compensation payable to the Sales Managers under the terms of the equity distribution agreements, will be approximately $300,000.

Settlement for sales of shares of common stock will occur on the third trading day following the date on which such sales are made, or on some other date that is agreed upon by the Company and the respective Sales Manager in connection with a particular transaction, in return for payment of the net proceeds to the Company. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

In connection with the sale of the common stock on our behalf, a Sales Manager may be deemed to be an “underwriter” within the meaning of the 1933 Act, and the compensation of a Sales Manager may be deemed to be underwriting commissions or discounts. We have agreed to provide indemnification and contribution to each Sales Manager against certain civil liabilities, including liabilities under the 1933 Act.

The offering of our shares of common stock pursuant to the equity distribution agreements will terminate upon the earlier of (i) the sale of all common stock subject to the equity distribution agreements or (ii) the termination of both equity distribution agreements. Each equity distribution agreement may be terminated by the Company in our sole discretion under the circumstances specified in such equity distribution agreement by giving notice to the respective Sales Manager. In addition, each Sales Manager may terminate such equity distribution agreement to which it is a party under the circumstances specified in the equity distribution agreement by giving notice to the Company.

The Sales Managers may perform investment banking and advisory services for us from time to time for which they have received customary fees and expenses. The Sales Managers and their respective affiliates may, from time to time, engage in transactions with and perform services for us in the ordinary course of business.

The principal business address of BB&T Capital Markets, a division of Scott & Stringfellow, LLC, is 909 East Main Street, Richmond, VA 23219 and the principal business address of Knight Capital Markets LLC is 405 Lexington Avenue, New York, NY 10174.

This prospectus supplement should be read in conjunction with, and may not be delivered or utilized without, the prospectus, dated March 4, 2010 and the prospectus supplement, dated March 17, 2010.